Strategic Partners Concentrated Growth Fund,

a series of Strategic Partners Mutual Funds, Inc.

Prospectus Dated February 8, 2007

Supplement Dated September 11, 2007

The proposed reorganization of Strategic Partners Concentrated Growth Fund (Concentrated Growth Fund), a series of Strategic Partners Mutual Funds, Inc., into Jennison Select Growth Fund, a series of Strategic Partners Opportunity Funds, has received the required approval of the shareholders of Concentrated Growth Fund. The reorganization is expected to occur as of the close of business on the New York Stock Exchange on Friday, October 26, 2007. In anticipation of the upcoming reorganization, generally the last day for purchases and exchanges into Concentrated Growth Fund will be at the close of business on Thursday October 25, 2007. Purchases and exchanges into Concentrated Growth Fund after October 25, 2007 will be blocked.

LR00183